EXHIBIT 10

                              OPINION OF COUNSEL
                              ------------------
                               [Q&B LETTERHEAD]





                                   August 30, 1985




Principal Preservation
  Portfolios, Inc.
215 North Main Street
West Bend, Wisconsin 53095

Gentlemen:

     In connection with the registration of Principal Preservation Portfolios, Inc., a Maryland corporation (the "Fund") as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act") and the registration of an indefinite number of its shares of common stock, $0.01 par value ("Common Stock") under the Securities Act of 1933 ("1933 Act"), you have requested that we furnish you with the following opinion and consent which we understand is to be used in connection with and filed as an exhibit to the Registration Statement on Form N-1A filed with the Securities and Exchange Commission on or about August 30, 1985 (Registration No. 33-12).

     We understand that the Common Stock will be offered to the public in the manner and on the terms identified and referred to in the Registration Statement. For purposes of rendering this opinion, we have examined originals or electrostatic copies of such documents as we considered necessary, including those listed below. In conducting such examination, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.

     The documents we have examined are:

      1. The Registration Statement which is to be filed with the Securities and Exchange Commission contemporaneously with the filing of this opinion and consent;

      2. The Amended Articles of Incorporation dated August 20, 1985, filed and approved by the State of Maryland State Department of Assessments and Taxation on August 21, 1985.

     Based upon and subject to the foregoing, after having given due regard to such issues of law as we deemed relevant, and assuming that:

      1. The Registration Statement becomes and remains effective, and the Prospectus which is a part thereof and your Prospectus delivery procedures with respect thereto fulfill all the requirements of the 1933 Act and the 1940 Act throughout all periods relevant to this opinion;

      2. All offers and sales of the Fund's Common Stock shall be in a manner complying with the terms of the Registration Statement;

      3. All offers or sales of the Fund's Common Stock are in compliance with the state securities laws of the states having jurisdiction thereof; and

we are of the opinion that the Fund's Common Stock, when issued, will be legally and validly issued, fully paid and non-assessable.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                   Very truly yours,

                                   /s/  Quarles & Brady

                                   QUARLES & BRADY